Supplement dated December 16, 2011
to the Class J Prospectus
for Principal Funds, Inc.
dated March 1, 2011

(as supplemented on March 14, 2011, June 16, 2011, July 20, 2011, August 29, 2011,
September 16, 2011, and October 31, 2011)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

LARGECAP GROWTH FUND I

On or about January 1, 2012, in the Management and Sub-Advisor(s) and Portfolio Manager(s) section, delete Brown Investment Advisory Incorporated and substitute Brown Advisory LLC.

LARGECAP VALUE FUND III

Under the Management and Sub-Advisor(s) and Portfolio Manager(s) headings, delete the reference to
AllianceBernstein L.P. and the related portfolio managers. Insert the following:
Barrow, Hanley, Mewhinney & Strauss, LLC.
· James P. Barrow (since 2011), Executive Director and Portfolio Manager
· Robert J. Chambers (since 2011), Managing Director and Portfolio Manager
· Timothy J. Culler (since 2011), Managing Director and Portfolio Manager
· Mark Giambrone (since 2011), Managing Director and Portfolio Manager
· Ray Nixon Jr. (since 2011), Executive Director and Portfolio Manager

SMALLCAP BLEND FUND

Delete the Annual Fund Operating Expenses table and substitute:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
For the year ended October 31, 2010	Class J
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.45%
Other Expenses	0.22%
Acquired Fund Fees and Expenses	0.05%
Total Annual Fund Operating Expenses	1.47%

Delete the Example and substitute:

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$250	$465	$803	$1,757

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class J	$150	$465	$803	$1,757

SMALLCAP GROWTH FUND I

On or about January 1, 2012, in the Management and Sub-Advisor(s) and Portfolio Manager(s) section, delete Brown Investment Advisory Incorporated and substitute Brown Advisory LLC.

MANAGEMENT OF THE FUNDS

The Sub-Advisors
AllianceBernstein, L.P.
Delete the references to LargeCap Value Fund III and the following portfolio managers:
Christopher W. Marx, Joseph Gerard Paul, John D. Phillips, Jr. and Greg Powell.

Barrow, Hanley, Mewhinney & Strauss, LLC
Add the following to this section:

The day-to-day portfolio management for the LargeCap Value Fund III is shared by multiple portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Robert J. Chambers joined BHMS in 1994. Mr. Chambers earned a B.S. from Drexel University. He has earned the right to use the Chartered Financial Analyst designation.

Timothy J. Culler joined BHMS in 1999. Mr. Culler earned a B.A. and MA from Miami University. He has earned the right to use the Chartered Financial Analyst designation.

Ray Nixon Jr. joined BHMS in 1994. Mr. Nixon earned a B.A. and MBA from the University of Texas.

Brown Investment Advisory Incorporated
On or about January 1, 2012, delete Brown Investment Advisory Incorporated and substitute Brown Advisory
LLC.

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Voluntary Waivers
Effective January 1, 2012, delete the first paragraph under this heading. Add the following new section immediately above the Voluntary Waivers section:

Expense Limit
Effective January 1, 2012, Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J through February 28, 2013. The limit will maintain the level of
Distribution Fees not to exceed 0.25%. It is expected that the expense limit will continue through the period disclosed; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

DIVIDENDS AND DISTRIBUTIONS

Effective December 30, 2011, in the first bulleted item in this section, delete “Inflation Protection” and insert
“Inflation Protection” in the list of funds in the fourth bulleted item in this section.

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